SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

      |X|   Preliminary Information Statement
      |_|   Definitive Information Statement

                                 ORGANETIX, INC.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            Common Stock, par value $0.0001 per share

      2)    Aggregate number of securities to which transaction applies:

            86,382,447 shares of Common Stock

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4)    Proposed maximum aggregate value of transaction: 5)

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:


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                                 ORGANETIX, INC.
                              603 - 7th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2P 2T5

                    Notice of Written Consent of Stockholders
                                November 6, 2006

Stockholders of ORGANETIX, INC.

      This Information Statement is circulated to advise the stockholders of action already approved and taken by written consent of the stockholders who collectively hold a majority of the voting power of our capital stock. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      The actions that were taken on October 24, 2006:

      1. Approved an amendment of the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 150,000,000 to 300,000,000.

      2. Approved an amendment of the Company's Certificate of Incorporation to change the name of the Company from Organetix, Inc. to Spectrum Acquisition Holdings, Inc.

      The Company will file a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware on November 26, 2006. The Certificate of Amendment will become effective upon filing.

      Attached hereto for your review is an Information Statement relating to the above-described actions.

                                        By Order of the Board of Directors,


                                        /s/ Dr. David F. Hostelley
                                        Dr. David F. Hostelley, President and
                                        Director

November 6, 2006
New York New York


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                                 ORGANETIX, INC.

                              INFORMATION STATEMENT

This Information Statement, which is being mailed to stockholders on or about November 6, 2006, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by the management of Organetix, Inc. (the "Company"), a Delaware corporation, for use in connection with certain actions that were taken by the written consent by the holders of the majority of the outstanding voting capital stock of the Company.

            THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
               AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER
                   ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      NOTICE IS HEREBY GIVEN that the following actions were taken pursuant to the written consent of the holders of the majority of the outstanding voting capital stock of the Company in lieu of a special meeting of the stockholders on October 24, 2006:

      1. Approved an amendment of the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock from 150,000,000 to 300,000,000.

      2. Approved an amendment of the Company's Certificate of Incorporation to change the name of the Company from Organetix, Inc. to Spectrum Acquisition Holdings, Inc.

                       THE APPROXIMATE DATE OF MAILING OF
                 THIS INFORMATION STATEMENT IS NOVEMBER 6, 2006

      Stockholders of record at the close of business on October 24, 2006 (the "Record Date") are entitled to notice of the action. As of the Record Date, our authorized capitalization consisted of 150,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), of which 86,382,447 shares were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by written consent; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents have been solicited in connection with this Information Statement.

      This Information Statement will serve as written notice to stockholders pursuant to the Delaware General Corporation Law.


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      Our stockholders are not entitled to appraisal rights under the Delaware
General Corporation Law in connection with the actions proposed herein.

                    CURRENT INFORMATION REGARDING THE COMPANY

OVERVIEW

      Organetix, Inc. ("the Company" or "Organetix"), a Delaware Corporation, was incorporated on May 28, 2003. From inception through August 18, 2006, Organetix was a biotechnology company that had the exclusive worldwide license for the formula of a proprietary medical discovery relating to the liver referred to as A4+L. The Company intended to patent, research, develop, produce and sell this proprietary liver product initially as a nutraceutical and was investigating the possibility of manufacturing a synthetic drug in an alliance with a major pharmaceutical partner. However, for the past several years, the Company sought unsuccessfully to raise capital to fund its operations or maintain a steady client base to guarantee an income stream. To satisfy the administrative needs of operating as a public corporation, the Company obtained accounting, marketing, website design, product development and legal services at a cost that outweighed the benefits it derived. The Board of Directors of the Company concluded that the lack of success in growing its business warranted exploring other strategic alternatives. Because of its public, but relatively dormant status, the Company had received inquiries regarding whether it would interested in seeking an acquisition or developing a new business. In June 2006, the Board of Directors of the Company decided to explore this opportunity.

      On August 18, 2006, AMMA Corporation, as a representative of certain of the Company's shareholders (collectively, "Sellers") agreed to sell their shares to Lusierna Asset Management Ltd. (collectively, the"Purchasers"), which was a representative of certain purchasers pursuant to the terms of the stock purchase agreement dated that day ("Stock Purchase Agreement"). The Stock Purchase Agreement required, among other things, that the current board of directors appoint Dr. David F. Hostelley to serve as the Company's President and Chairman of the Board and immediately after Dr. Hostelley's appointment, the remaining officers and directors resign from all positions. The consideration paid to the Sellers was: (i) $422,500 and (ii) the majority of the Company's assets. The Stock Purchase Agreement has been closed in escrow and should close by December 31, 2006.

      On September 26, 2006, the Company entered into a non-binding letter of intent with Volius, Inc. whereby the Company agreed to acquire all of Volius' assets in exchange for 50.5% of the company's shares of common stock or approximately 63,511,270 shares on a fully-diluted basis and further raise between $4 and $6 million dollars to fund the operations of the proposed company on mutually agreeable terms. The effectiveness of such transaction is subject to the completion of definitive merger documents and other conditions including the financing referenced above within 180 days.

RESULTS OF OPERATIONS

      As of August 18, 2006, we have minimal assets and liabilities and are currently in the development stage.


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                            DESCRIPTION OF SECURITIES

      The following is a summary description of our capital stock.

General

      Our authorized capital stock consists of 150,000,000 shares of common stock, par value $.0001 per share.

Common Stock

      The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our articles of incorporation and by-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of our common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of common stock are fully-paid and non-assessable.

Market For Common Equity And Other Stockholder Matters

Our common stock is trading on the OTC Bulletin Board under the symbol "OGTX". Inclusion on the OTC Bulletin Board permits price quotation for our shares to be published by such service.


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                                   MANAGEMENT

Directors and Executive Officers

      The following sets forth the age and position held by our directors and executive officers as of the date of this information statement:

Name                        Age         Positions and Offices Held
----                        ---         --------------------------

Dr. David F. Hostelley      67          President and Chairman of the Board

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth, as of October 24, 2006, the Record Date, the shares of our voting capital stock beneficially owned by each person, including management, known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock.

      All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

                               Number of Shares of
Name of Beneficial Owner/      Common Stock             % of Beneficial
Identity of Group              Beneficially Owned       Ownership
-------------------------      ------------------       ---------------

AMMA Corporation                  46,200,000                  54%
Stanley Druckenmiller              4,400,000                   5%
Dr. Jose Cabanillas                4,400,000                   5%
Dr. David F. Hostelley                50,000                  >1%
All Executive Officers and
Directors as a Group                  50,000                  >1%


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                               ACTIONS TO BE TAKEN

      This Information Statement contains a brief summary of the material aspects of the actions to be approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

Effect an amendment of the Company's Certificate of Incorporation to reflect the following:

      Name Change

      On October 24, 2006, our Board of Directors unanimously approved an amendment to the Company's Articles of Incorporation to change the name of the Company from Organetix, Inc. to Spectrum Acquisition Holdings, Inc. (the "Name Change"), effective as of November 26, 2006. The Board of Directors believes that the Name Change is in the best interest of the Company's shareholders as the new name more accurately reflects the long-term growth strategy of the Company. On that same day, the Company received the consent of the majority of the outstanding shares of our common stock.

      Increase of Authorized

      On October 24, 2006, Our Board of Directors unanimously approved an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Company common stock from 150,000,000 to 300,000,000 and the written consent of a majority of the shares of Company common stock was obtained.

      The increase in the authorized number of shares of Company common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Company common stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Company common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Further, such increase could enable the Company to acquire additional assets or businesses through issuance of its common stock.

      On November 26, 2006, assuming that the expiration of the twenty (20) day period mandated by Rule 14c and the Delaware General Corporation Law has occurred, the Company will file an amendment to our Certificate of Incorporation to effect the actions referenced above. This amendment will not be filed until after a date which is at least twenty (20) days after the filing and mailing of this Definitive Information Statement. Immediately thereafter, the Company will effect the name change.

      The proposed Certificate of Amendment of the Articles of Incorporation, attached hereto as Appendix A, will cause the Amendment to become effective when it is filed with the Delaware Secretary of State. We anticipate that such filing will occur twenty (20) days after this Definitive Information Statement is first mailed to shareholders.


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      The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

      Our board of directors have fixed the close of business on October 24, 2006 as the record date for the determination of shareholders who are entitled to receive this Information Statement. There were 86,382,447 shares of common stock issued and outstanding on that date. We anticipate that this Information Statement will be mailed on or about November 6, 2006 to all shareholders of record as of the Record Date.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Section 102(b)(7) of the Delaware General Corporation Law enables a corporation in its original certificate of incorporation or an amendment to eliminate or limit the personal liability of a director to a corporation or its stockholders for violations of the director's fiduciary duty, except:

      o for any breach of a director's duty of loyalty to the corporation or its stockholders;

      o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      o pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions); or

      o for any transaction from which a director derived an improper personal benefit.

      Our certificate of incorporation provides in effect for the elimination of the liability of directors to the extent permitted by the Delaware General Corporation Law.

      Section 145 of the Delaware General Corporation Law provides, in summary, that directors and officers of Delaware corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorney's fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided, that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Our bylaws entitle our officers and directors to indemnification to the fullest extent permitted by the Delaware General Corporation Law.

      We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act"). Insofar as indemnification for liabilities arising under the Act may be permitted to our directors, officers and controlling


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persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

      This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These statements may include, but are not limited to matters described in this Information Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2005 and our Quarterly Reports on Forms 10-QSB for the first two quarters of fiscal year 2006. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

                             ADDITIONAL INFORMATION

      If you have any questions about the actions described above, you may contact William S. Rosenstadt, Esq. of Rubin, Bailin, Ortoli LLP, 405 Park Avenue, New York, New York 10022.

      We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

      We filed our annual report for the fiscal year ended December 31, 2005 on Form 10-KSB, the quarterly reports on Forms 10-QSB for the first two quarters of fiscal year 2006 and a current report on Form 8-K with the SEC. A copy of any of those reports (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to William S. Rosenstadt, Esq., Rubin, Bailin, Ortoli LLP, 405 Park Avenue, New York, New York 10022. Copies of all exhibits to any of the reports are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.


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                      INFORMATION INCORPORATED BY REFERENCE

      The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

      Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005; Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006; and Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006.

      All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the aforementioned reports.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

      This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

                      DISTRIBUTION OF INFORMATION STATEMENT

      The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

      Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                                        By Order of the Board of Directors


                                        /s/ Dr. David F. Hostelley
                                        --------------------------
                                        Dr. David F. Hostelley, Director

October 25, 2006
New York, New York


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                                    EXHIBIT A

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Organetix, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments are as follows:

RESOLVED: that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "I" so that, as amended, said Article shall be and read as follows:

"I: The name of the corporation is: Spectrum Acquisition Holdings, Inc."

FURTHER RESOLVED: that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "V" so that, as amended, said Article shall be and read as follows:

"V. The corporation shall be authorized to issue 300,000,000 shares of common stock, par value .0001 per share for a total authorized capital stock of $30,000.00."

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 24th day of October 2006.


                                        By: /s/ Dr. David F. Hostelley
                                        Title: President
                                        Name: Dr. David F. Hostelley


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